Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
18.      Income Taxes

The (provision) benefit for income taxes is comprised of the following (dollars in thousands):

	For the Years Ended December 31,
	2012	2011	2010
Federal:
Current	$193	$631	$626
Deferred	347	(383)	33,865
Total Federal	540	248	34,491
State:
Current	(2,059)	(2,028)	(2,429)
Deferred (included in Federal above)	―	―	―
Total State	(2,059)	(2,028)	(2,429)
Total	$(1,519)	$(1,780)	$32,062

A reconciliation of the (provision) benefit for income taxes to the amount computed at the U.S. Federal statutory rate of 35% is as follows (dollars in thousands):

	For the Years Ended December 31,
	2012	2011	2010
Tax benefit at U.S. statutory rate	$22,945	$23,545	$28,682
State taxes, net of federal income tax	1,258	1,373	1,699
Unrecognized tax benefits	193	630	626
Other, net	122	59	(124)
Credits	—	4,803	3,354
Valuation allowance	(24,138)	(30,489)	(137)
Officer's compensation	(922)	(760)	(2,197)
Meals and entertainment	(486)	(430)	(383)
Gain on acquisition	(266)	791	—
Return to provision	(225)	(1,302)	679
Stock compensation	—	—	(137)
Total	$(1,519)	$(1,780)	$32,062

Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows (dollars in thousands):

	2012	2011
Deferred income tax assets:
Operating loss carryforwards	$169,792	$174,433
Capital lease obligations	52,720	62,136
Prepaid revenue	55,386	51,726
Accrued expenses	50,602	40,422
Deferred lease liability	46,541	48,916
Tax credits	20,551	20,158
Deferred gain on sale leaseback	10,127	11,581
Fair value of interest rate swaps	522	152
Total gross deferred income tax asset	406,241	409,524
Valuation allowance	(65,269)	(40,820)
Net deferred income tax assets	340,972	368,704
Deferred income tax liabilities:
Property, plant and equipment	(415,354)	(454,985)
Other	(8,428)	(11,540)
Total gross deferred income tax liability	(423,782)	(466,525)
Net deferred tax liability	$(82,810)	$(97,821)

A reconciliation of the net deferred tax liability to the consolidated balance sheets at December 31 is as follows (dollars in thousands):

	2012	2011
Deferred tax asset – current	$13,377	$11,776
Deferred tax liability – noncurrent	(96,187)	(109,597)
Net deferred tax liability	$(82,810)	$(97,821)

As of December 31, 2012 and 2011, the Company had net federal operating loss carryforwards of approximately $454.6 million and $461.5 million, respectively, which are available to offset future taxable income through 2032.  The Company concluded that the additional benefits generated during 2012 and 2011 did not meet the more likely than not criteria for realization.  The conclusion was determined solely based on the reversal of current timing differences and did not consider future taxable income to be generated by the Company. Therefore, the Company has recorded a valuation allowance of $49.6 million against federal net operating losses at December 31, 2012.  The Company continues to maintain that the deferred tax assets recorded as of December 31, 2012, primarily related to net operating losses generated prior to December 31, 2010, are more likely than not to be realized based on the reversal of deferred tax liabilities recorded.

The Company has recorded valuation allowances of $7.2 million and $9.7 million at December 31, 2012 and 2011, respectively, against its state net operating losses, as the Company anticipates these losses will not be utilized prior to expiration.  The carryforward period for some states is considerably shorter than the period which is allowed for federal purposes.  The Company also recorded a valuation allowance against federal and state credits of $8.5 million and $8.1 million as of December 31, 2012 and 2011, respectively.  As of December 31, 2012 and 2011, the Company had $31.9 million and $26.9 million, respectively, included in its net operating loss carryforward relating to restricted stock grants. Under ASC 718-10, this loss will be recorded in additional paid-in capital in the period in which the loss is effectively used to reduce taxes payable.

The formation of BSL, reorganization of Alterra, and the acquisitions of ARC and SALI constitute ownership changes under Section 382 of the Internal Revenue Code, as amended. As a result, BSL's ability to utilize the net operating loss carryforward to offset future taxable income is subject to certain limitations and restrictions.  Furthermore, the Company had an ownership change under Section 382 in May 2010 which resulted in an additional annual limitation to the utilization of the net operating loss in an amount of $92 million.  The Company expects the net operating loss to be fully released before expiration and therefore does not anticipate a financial statement impact as a result of the limitation.

At December 31, 2012, the Company had gross tax affected unrecognized tax benefits of $1.2 million, which, if recognized, would result in an income tax benefit in accordance with ASC 805.  Interest and penalties related to these tax positions are classified as tax expense in the Company's financial statements.  Total interest and penalties reserved is $0.5 million at December 31, 2012.  Tax returns for years 2008 through 2011 are subject to future examination by tax authorities. In addition, certain tax returns are open from 2000 through 2007 to the extent of the net operating losses generated during those periods.  The Company does not expect that unrecognized tax benefits for tax positions taken with respect to 2011 and prior years will significantly change in 2013.

A reconciliation of the unrecognized tax benefits for the year 2012 is as follows (dollars in thousands):

Balance at January 1, 2012	$1,439
Additions for tax positions related to the current year	48
Additions for tax positions related to prior years	201
Reductions for tax positions related to prior years	(443)
Balance at December 31, 2012	$1,245